UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2013

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 — REGULATION FD DISCLOSURE

In a preliminary prospectus supplement dated October 21, 2013 (the “Common Stock Preliminary Prospectus Supplement”) to be distributed to prospective investors in connection with the proposed offering of common stock, and a preliminary prospectus supplement dated October 21, 2013 to be distributed to prospective investors in connection with the concurrent proposed offering of Mandatory Convertible Preferred Stock, Series A, which offerings are described under Item 8.01 of this Form 8-K, Crown Castle International Corp. (the “Company”) intends to disclose certain information that supplements or updates certain prior disclosures of the Company. Pursuant to Regulation FD, the Company is furnishing herewith such information, excerpted from the Common Stock Preliminary Prospectus Supplement, as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K furnished pursuant to Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 — OTHER ITEMS

On October 21, 2013, the Company issued a press release announcing its concurrent public offerings of 36,000,000 shares of its common stock and 7,500,000 shares of its Mandatory Convertible Preferred Stock, Series A, subject to market and other conditions. The Company’s press release is filed as Exhibit 99.2 hereto, and is incorporated herein by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Excerpts from the Common Stock Preliminary Prospectus Supplement

99.2	Press Release relating to the concurrent public offerings of the Company’s common stock and Mandatory Convertible Preferred Stock, dated October 21, 2013

The information in this Form 8-K furnished pursuant to Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: October 21, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpts from the Common Stock Preliminary Prospectus Supplement

99.2	Press Release relating to the concurrent public offerings of the Company’s common stock and Mandatory Convertible Preferred Stock, dated October 21, 2013